UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2015

EATON CORPORATION PLC

(Exact name of registrant as specified in its charter)

Ireland	000-54863	98-1059235
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Pembroke Rd. Dublin 4, Ireland
(Address of principal executive offices)	(Zip Code)

+1 353 1669 4663

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual General Meeting of Shareholders of the Company held on April 22, 2015, the items listed below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in the Company’s Proxy Statement for the 2015 Annual General Meeting of Shareholders. Each of the items was approved by the shareholders. The voting results are set forth below:

Item 1 – Electing the twelve director nominees named in the Proxy Statement.

Each of the following individuals was elected as a director, based on the voting results shown below, to serve until the 2016 Annual General Meeting of Shareholders or until his or her successor is duly elected and qualified:

Director	For	Against	Abstain	Broker Non-Votes
Todd M. Bluedorn	351,388,792	3,318,947	1,476,917	45,947,973
Christopher M. Connor	346,805,300	7,945,693	1,433,663	45,947,973
Michael J. Critelli	349,123,467	5,654,738	1,406,451	45,947,973
Alexander M. Cutler	331,824,762	22,201,383	2,158,511	45,947,973
Charles E. Golden	349,432,583	5,292,126	1,459,947	45,947,973
Linda A. Hill	344,791,103	9,924,563	1,468,990	45,947,973
Arthur E. Johnson	345,345,275	7,483,289	3,356,092	45,947,973
Ned C. Lautenbach	345,175,864	9,478,201	1,530,591	45,947,973
Deborah L. McCoy	349,429,914	5,363,452	1,391,290	45,947,973
Gregory R. Page	349,701,822	4,913,861	1,568,973	45,947,973
Sandra Pianalto	349,431,088	5,315,547	1,438,021	45,947,973
Gerald B. Smith	353,095,166	1,568,764	1,520,726	45,947,973

Item 2 – Approving a proposal to adopt the 2015 Stock Plan.

The voting results for approving a proposal to adopt the 2015 Stock Plan were as follows:

For	Against	Abstain	Broker Non-Votes
334,587,457	19,667,816	1,929,383	45,947,973

Item 3 – Approving the appointment of Ernst & Young LLP as independent auditor for 2015 and authorizing the Audit Committee of the Board of Directors to set its remuneration.

The voting results for approving the appointment of Ernst & Young LLP as independent auditor for 2015 and authorizing the Audit Committee of the Board of Directors to set its remuneration were as follows:

For	Against	Abstain
396,476,801	4,086,580	1,929,383

Item 4 – Advisory approval of the Company’s executive compensation.

The voting results for advisory approval of the Company’s executive compensation were as follows:

For	Against	Abstain	Broker Non-Votes
328,070,923	23,432,111	4,681,622	45,947,973

Item 5 – Authorizing the Company and or any subsidiary of the Company to make overseas market purchases of Company shares.

The voting results for authorizing the Company and or any subsidiary of the Company to make overseas market purchases of Company shares were as follows:

For	Against	Abstain	Broker Non-Votes
351,291,576	3,318,885	1,574,195	45,947,973

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eaton Corporation plc

Date: April 24, 2015	By:	/s/ Thomas E. Moran
Thomas E. Moran
Senior Vice President and Secretary